UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

Lite Strategy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41827	51-0407811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd., Suite 150
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 369-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	LITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2026, at the fiscal 2026 Annual Meeting of Stockholders (the Annual Meeting) of Lite Strategy, Inc. (the Company), the Company’s stockholders approved the Company’s 2026 Omnibus Equity Compensation Plan (the 2026 Equity Plan). The 2026 Equity Plan had been approved by the Company’s Board of Directors on December 17, 2025, subject to the approval of the stockholders, and became effective upon approval by the stockholders on February 12, 2026. The 2026 Equity Plan is attached hereto as Exhibit 10.1.

Approval of the 2026 Equity Plan by the stockholders satisfied the contingency in the previously-disclosed grant under the 2026 Equity Plan to Mr. File of options (the “Replacement Options”) to purchase 455,000 shares of the Company’s common stock, $0.00000002 par value. The terms of the grant of the Replacement Options are described in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 20, 2025, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on February 12, 2026, there were represented, by proxy, 19,437,130 shares of the Company’s common stock, par value $0.00000002 per share (Common Stock), out of a total number of 36,785,397 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Director.

The following individuals, who were named as nominees in the Company’s definitive proxy statement relating to the Annual Meeting, were elected by the Company’s stockholders by a plurality of votes cast to serve until the expiration of their terms in fiscal year 2029 and until their successor is elected and qualified. Information on the vote relating to the directors standing for election is set forth below:

Nominee	For	Withheld	Broker Non-Votes
Mr. Justin J. File	7,554,160	4,779,999	7,102,971
Mr. Joshua Riezman	7,558,908	4,775,251	7,102,971

Proposal 2. – Advisory Vote on Executive Compensation.

Proposal 2 was to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
6,006,580	5,538,689	788,890	7,102,971

Proposal 3. – Ratification of Appointment of CBIZ CPAs.

Proposal 3 was to ratify the appointment of CBIZ CPAs, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending June 30, 2026. The proposal was approved.

For	Against	Abstain
18,939,953	430,917	66,260

Proposal 4. – Approval of Lite Strategy, Inc's 2026 Omnibus Equity Compensation Plan.

Proposal 4 was to approve the Company's 2026 Omnibus Equity Compensation Plan. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
6,630,087	5,697,274	6,798	7,102,971

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

10.1

Lite Strategy, Inc. 2026 Stock Omnibus Equity Compensation Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on December 30, 2025).

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITE STRATEGY, INC.

Date:	February 12, 2026	By:	/s/ Justin J. File
Justin J. File Chief Executive Officer, Chief Financial Officer and Secretary